                                                                   Exhibit 25(a)

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM T-1
                          -----------------------------

                   STATEMENT OF ELIGIBILITY AND QUALIFICATION
               UNDER THE TRUST INDENTURE ACT OF 1939, AS AMENDED,
                  OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE
              CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A
                      TRUSTEE PURSUANT TO SECTION 305(b)(2)
                  --------------------------------------------

                                    NBD BANK
               (Exact name of Trustee as specified in its charter)


        611 WOODWARD AVENUE
         DETROIT, MICHIGAN                      48226                  38-0864715
(Address of principal executive offices)     (Zip Code)    (I.R.S. Employer Identification No.)



    NBD BANK
    611 WOODWARD AVENUE
    DETROIT, MICHIGAN 48226
    CORPORATE TRUST ADMINISTRATION
    ATTN: ERNEST J. PECK, VICE PRESIDENT
    TELEPHONE: (313) 225-2025
    (Name, Address and Telephone number of agent for service)



                              CMS ENERGY CORORATION
               (Exact name of obligor as specified in its charter)


                   MICHIGAN                                                   38-2726431
(State or other jurisdiction of incorporation or organization)    (I.R.S. Employer Identification No.)




          FAIRLANE PLAZA SOUTH, SUITE 1100
         330 TOWN CENTER DRIVE
         DEARBORN, MICHIGAN                                        48126
    (Address of principal executive offices)                       (Zip Code)

                             SENIOR DEBT SECURITIES
                         (Title of Indenture Securities)

ITEM 1        GENERAL INFORMATION.  Furnish the following information as to the
                                    Trustee:

                             (A) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT:

                      State of Michigan Financial Institutions Bureau, Lansing, MI Federal Reserve Bank of Chicago, Chicago, Illinois Federal Deposit Insurance
                      Corporation, Washington, D.C.

                      (B) WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS. The Trustee is authorized to exercise corporate trust powers.

ITEM 2                AFFILIATIONS WITH THE OBLIGOR.
                      IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION. The obligor is not an affiliate of the Trustee.

ITEM 3            VOTING SECURITIES OF THE TRUSTEE.
                  The following information is furnished as to each class of voting securities of the Trustee:

                                                As of  December 9, 1998
                  -------------------------------------------------------------------------------------
                                    Column A                           Column B
                  -------------------------------------------------------------------------------------
                                    Title of Class                     Amount Outstanding
                  -------------------------------------------------------------------------------------
                           Common Stock, par value $12.50 per share    8,948,648 shares

ITEM 4            TRUSTEESHIPS UNDER OTHER INDENTURES

                                      None.

ITEM 5 THROUGH ITEM 15         Not applicable

ITEM 16           LIST OF EXHIBITS:

                  EXHIBIT  (1) A COPY OF THE ARTICLES OF INCORPORATION OF THE
             TRUSTEE NOW IN EFFECT

                       Incorporated by reference to Exhibit (1) to Item 16 of
                  Form T-1 filed as Exhibit 25 to Registration Statement, Securities and Exchange Commission, Registration No. 33-51775.*

                  EXHIBIT  (2) CERTIFICATE OF AUTHORITY OF THE TRUSTEE
             TO COMMENCE BUSINESS

                       Incorporated by reference to Exhibit (2) to Item 16 of
                  Form T-1 filed with Amendment No. 1, Securities and Exchange Commission, Registration No. 22-4501.*

                  EXHIBIT (3)  AUTHORIZATION  OF  THE  TRUSTEE  TO  EXERCISE
             CORPORATE  TRUST  POWERS

                       Incorporated  by  reference  to Exhibit  (3) to Item 16
                  of Form T-1 filed with Amendment No. 1, Securities and Exchange Commission,

                  Registration No. 22-4501.*


                  EXHIBIT (4)   BY-LAWS OF THE TRUSTEE, AS PRESENTLY IN EFFECT

                       Incorporated by reference to Exhibit (4) to Item 16 of
                  Form T-1 filed as Exhibit 25 to Registration Statement, Securities and Exchange Commission, Registration No. 33-51775.*

                  EXHIBIT (5)   Not Applicable.

                  EXHIBIT (6)   CONSENT BY THE TRUSTEE REQUIRED BY SECTION 321
                                (B) OF THE ACT.

                       Incorporated  by reference to Exhibit (6) to Item 16 of
                  Form T-1, filed with Amendment No. 1, Securities and Exchange Commission, Registration No. 22-4501.*

                  EXHIBIT (7)   A COPY OF THE LATEST REPORT OF CONDITION
                  OF THE TRUSTEE PUBLISHED PURSUANT TO LAW OR THE REQUIREMENTS OF ITS SUPERVISING OR EXAMINING AUTHORITY.

                  EXHIBIT (8)   Not applicable.

                  EXHIBIT (9)   Not applicable.

* Exhibits thus designated are incorporated herein by reference to Exhibits bearing identical numbers in Item 16 of the Form T-1 filed by the Trustee with the Securities and Exchange Commission with the specific references noted.



                                    SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, NBD Bank, a Michigan banking corporation organized and existing under the laws of the State of Michigan, has duly caused this Statement of Eligibility and Qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Detroit, State of Michigan on the 9th day of December, 1998.


                                          NBD BANK, Trustee

                                          By:  /s/ Ernest J. Peck
                                              ---------------------------
                                                   Ernest J. Peck
                                                   Vice President

Charter No. 13671                           Comptroller of the Currency District
                        REPORT OF CONDITION CONSOLIDATING
                    DOMESTIC AND FOREIGN SUBSIDIARIES OF THE
                                    NBD BANK

in the State of Michigan, at the close of business on September 30, 1998 published in response to call made by Comptroller of the Currency, under title 12, United States Code, Section 161.
                                             ASSETS

                                                                      Thousands
                                                                      of dollars
    Cash and balances due from depository institutions
    Noninterest-bearing balances and currency
    and coin.........................................................  1,466,575
    Interest-bearing balances........................................      2,095
Securities:
    Held-to-maturity securities......................................          0
    Available-for-sale securities....................................  1,721,741
Federal funds sold and securities purchased
    under agreements to resell.......................................     73,400
Loans and lease financing receivables:
    Loans and leases, net of unearned income ........................ 16,759,920
    LESS: Allowance for loan and lease losses .......................    282,626
    Less: Allocated Transfer Risk Reserve ...........................          0
    Loans and leases of unearned income, allowance,
    and reserve ..................................................... 16,477,294
Trading Assets ......................................................    145,349
Premises and fixed assets (including
    capitalized leases)..............................................    341,644
Other real estate owned..............................................      5,089
Investments in unconsolidated subsidiaries and
    associated companies.............................................          0
Customers' liability to this bank on acceptances
    outstanding......................................................      8,885
Intangible assets....................................................    115,504
Other assets.........................................................    720,315
                                                                      ----------
Total assets......................................................... 21,077,891
                                                                      ==========

                                           LIABILITIES

Deposits:
    In domestic offices.............................................  16,631,970
        Noninterest-bearing.............................   4,438,275
        Interest-bearing................................  12,193,695
    In foreign offices, Edge and Agreement
    subsidiaries, and IBFs..........................................     125,364
        Noninterest-bearing.............................           0
        Interest-bearing................................     125,364
Federal funds purchased and securities sold
    under agreements to repurchase..................................     750,204
Demand notes issued to the U.S. Treasury............................     366,236
Trading liabilities.................................................      88,574
Other borrowed money:
        With remaining maturity of one year or less.................     168,624
         With remaining maturity of more than one year
         through three years .......................................       3,194
        With remaining maturity of more than three years............       3,214

Bank's liability on acceptances executed and
    outstanding.....................................................       8,885
Notes and debentures subordinated to
    deposits........................................................     500,000
Other liabilities...................................................     525,946
                                                                      ----------
Total liabilities...................................................  19,172,211
                                                                      ----------


                           EQUITY CAPITAL

Common stock........................................................     111,858
Surplus.............................................................     686,244
Undivided profits and capital reserves..............................   1,083,053
Net unrealized holding gains (losses) on available
     for-sale Securities ...........................................      24,525
Cumulative foreign currency translation
    adjustments.....................................................           0
Total equity capital................................................   1,905,680
                                                                       ---------
Total liabilities and equity capital................................  21,077,891
                                                                      ==========



    I, Jason N. Hansen, Vice President of the named bank do hereby declare that the Reports of Condition and income (including the supporting schedules) for this report date have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true to the best of my knowledge and belief.
                                         JASON N. HANSEN
                                         October 29, 1998
We, the undersigned directors (trustees), attest to the correctness of the Report of Condition (including the supporting schedules) for this report date and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.
                                         DANIEL T. LIS
                                         WALTER C. WATKINS
                                         VERNE G ISTOCK
                                         Directors/(Trustees)